STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: November 6, 2013

POSITRON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-24092	76-0083622
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

530 Oakmont Lane, Westmont, Illinois		60559
(Address of Principle Executive Offices)		(Zip Code)

(317) 576-0183

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.03	Material Modification of Rights to Security Holders.

On November 6, 2013, the Registrant amended the Statement of Designation Establishing Series H Junior Convertible Preferred Stock of Positron Corporation (the “Series H Preferred Stock”) to increase the number of authorized shares of Series H Preferred Stock from 10,000,000 shares to a maximum of 15,000,000 shares. There was no other amendment to the rights and preferences of the Series H Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.01	Amendment to the Statement of Designation Establishing Series H Junior Convertible Preferred Stock of Positron Corporation

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION

Date: December 27, 2013	By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.01	Amendment to the Statement of Designation Establishing Series H Junior Convertible Preferred Stock of Positron Corporation